EXHIBIT 99.1
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                            RESPONSE TO ITEM 77Q1(A)



                  Amended and Restated By-laws of The R.O.C. Taiwan Fund (the "Trust") (incorporated herein by reference to Exhibit 99(2)(b) to Amendment No. 9 to the Trust's Form N-2, filed on December 18, 2002 (File No. 811-05617)).